                            Janus Money Market Fund
                       Janus Tax-Exempt Money Market Fund

                                 Service Shares

                         Supplement Dated July 1, 2000
                      to Prospectus Dated January 31, 2000

THIS INFORMATION SUPPLEMENTS THE FUNDS' PROSPECTUS DATED JANUARY 31, 2000. THIS SUPPLEMENT AND THE PROSPECTUS CONSTITUTE A CURRENT PROSPECTUS. TO REQUEST ANOTHER COPY OF THE PROSPECTUS, PLEASE CALL 1-800-29JANUS.

THE FOLLOWING INFORMATION REPLACES THE FIRST AND THIRD COLUMNS OF THE TABLE IN THE SECTION "FEES AND EXPENSES":

                                     Janus Money   Janus Tax-Exempt
Service Shares                       Market Fund   Money Market Fund
Management Fee                           0.20%            0.20%
Other Expenses                           0.40%            0.40%
Total Annual Fund Operating
  Expenses Without Waivers*              0.60%            0.60%
Total Waivers                          (0.17)%          (0.17)%
Total Annual Fund Operating
  Expenses With Waivers*                 0.43%            0.43%

* All expenses are stated both with and without contractual waivers by Janus Capital. Janus Capital has agreed to continue such waivers until at least the next annual renewal of the advisory agreements.

S-4218